                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 25, 2003
                                ----------------
                                (Date of Report)

                       Nucentrix Broadband Networks, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-23694                  73-1435149
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


      4120 International Parkway, Suite 2000, Carrollton, Texas 75007-1906
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 662-4000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)




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ITEM 9. REGULATION FD DISCLOSURE

         On March 25, 2003, Nucentrix Broadband Networks, Inc. issued a press release announcing its financial results for 2002. A copy of this press release is being furnished as an exhibit to this report on Form 8-K. The information contained in this report on Form 8-K is being furnished to the Commission as contemplated by Release No. 33-8176, which recently was adopted by the Commission and amends Form 8-K effective March 28, 2003, to add Item 12 for that purpose.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         99.1     Press release dated March 25, 2003.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 25, 2003

                                         NUCENTRIX BROADBAND NETWORKS, INC.



                                         By:     /s/ J. Curtis Henderson
                                                 -------------------------------
                                         Name:   J. Curtis Henderson
                                         Title:  Sr. Vice President and
                                                 General Counsel


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                                  EXHIBIT INDEX

Exhibit No.       Document Description
-----------       --------------------
99.1              Press release dated March 25, 2003.


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